SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2003

World Omni Auto Receivables LLC

(Exact name of registrant and originator of the Trust as specified in its charter)

WORLD OMNI AUTO RECEIVABLES TRUST 2003-A

(Issuer with respect to the Notes)

Delaware	333-100621-01	52-2184798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

WORLD OMNI AUTO RECEIVABLES LLC

190 NW 12th Avenue

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including Zip Code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Item 5.	Other Events

See attached certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC
(Registrant)

Dated: November 25, 2003	By:	/s/ Victor A. De Jesus
Victor A. De Jesus, Vice President
and Chief Financial Officer
World Omni Financial Corp.
(Duly authorized Officers of the
Servicer on behalf of the Trust)